Portfolio Manager's Letter
EXECUTIVE INVESTORS BLUE CHIP FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Gains in the equity markets in 1995 were fueled by investor confidence in a continuing low growth, low inflation economy. Investor confidence was bolstered by a favorable and improving interest rate environment. Acquisition and merger activity, restructurings and announced cost cutting plans also added to investor anticipation of continued improved earnings throughout the year.

During 1995, the Blue Chip Fund returned 36.3% on a net asset value basis. The Fund declared dividends from net investment income of 29 cents per share and made a capital gain distribution of 73.8 cents per share.

The Fund was invested to take advantage of the surge in the financial, technology and consumer non-durable sectors. The best performers were direct beneficiaries of the favorable interest rate environment; banks and select insurance companies such as Citicorp, AIG and BankAmerica. Technology, spurred by continued industry automation and general enthusiasm for new products, also performed strongly. The best performers in the technology sector were Microsoft, Hewlett-Packard, Intel and Cisco Systems. Consumer non-durables benefited from a shift in the second half of the year away from cyclical and growth issues. Coca Cola, PepsiCo and Philip Morris along with a number of drug stocks performed extremely well in 1995. The Blue Chip Fund continued to benefit from the opening of international borders worldwide by investing in many companies with a substantial foreign presence.

Our outlook for the coming year calls for continued slow growth and low inflation in a benign interest rate environment. Provided the economic "soft landing" scenario continues to play out through 1996, equity markets could continue to achieve new highs. However, unlike the year just ended, broad sector gains may not fuel the new highs. Selectivity may be the key to avoid getting stuck in the mud at the end of the "soft landing".

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

        [SIG]

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

January 31, 1996

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the Executive Investors Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1995
                                         Blue Chip Fund   Standard & Poor's 500 Index
May-90                                            9,525                        10,000
Dec-90                                            9,215                         9,335
Dec-91                                           11,774                        12,185
Dec-92                                           12,259                        13,060
Dec-93                                           13,256                        14,340
Dec-94                                           13,096                        14,524
Dec-95                                           17,849                        20,463
                           Average Annual Total Return*
                                            N.A.V. Only           S.E.C. Standardized
One Year                                          36.3%                         29.8%
Five Years                                        14.1%                         13.0%
Since Inception                                   11.8%                         10.8%

 THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE EXECUTIVE INVESTORS BLUE CHIP FUND ON 5/17/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE S&P 500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

 THE S&P 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES.

*AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/95) INCLUDE THE
 REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 28.0%, 11.1% AND 8.9%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. S&P 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS HIGH YIELD FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

Executive Investors High Yield Fund performed well during 1995 returning 19.1% on a net asset value basis. This return compared favorably with a 16.4% average return for high yield funds according to Lipper Analytical Services, Inc. During this period, dividends declared from net investment income amounted to 67.2 cents per share.

Inflows to high yield mutual funds were fairly consistent throughout 1995. AMG Data measured a net $8.4 billion inflow to the funds, fueling a rally that began early in the year. Led at first by lower-rated and deferred coupon bonds, several industry sectors that had underperformed in 1994 rebounded in 1995. The communications sector posted among the highest returns of any industry. Gaming, one of the worst performers of 1994, showed a strong turnaround driven particularly by improvement in the Atlantic City market. Other industries that generally outperformed the overall market were finance, media, energy, healthcare services, and home building. These industries benefited from lower interest rates, regulatory developments, and/or consolidation. The retail and restaurant groups showed continued weakness for the second year in a row.

The improving interest rate environment caused the net new supply of high yield bonds to increase significantly in 1995 compared to 1994. Approximately 60% of the new issuance occurred in the second half of 1995 amid signs of a slowing economy. Accordingly, market leadership began to rotate away from economically sensitive industries such as metals, chemicals, and forest products as the volume growth and pricing power these industries recently enjoyed reached a cyclical peak. The overall credit quality of the high yield market continued to improve. Growth in issuance of credits rated split BB or better resulted in a greater participation from better quality and crossover investors, thus bidding up the prices in that tier of the market.

The High Yield Fund's performance benefited from its holdings of more liquid and higher-rated bonds in industries where cash flows are perceived to be stable or growing or where significant consolidation is occurring. Examples of sector choices which aided performance include a heavy weighting in the media/telecommunications (notably Echostar deferred coupon bonds), and forest products industries. Also, the Fund gained from an underweighting in the retail industry, where we avoided several bankruptcies such as Caldor, Bradlee's and Grand Union. Additionally, the Fund's deferred-pay holdings helped performance, both by virtue of their increased interest-rate sensitivity and by solid credit improvements by many of them.

We believe that high yield bonds are positioned to perform well versus fixed income alternatives in 1996. While we expect some modest short-term interest rate reduction to stimulate the economy in this election year, we are unlikely to see the magnitude of interest rate decline that occurred in 1995. In a stable to moderately declining interest rate environment, high yield bonds tend to outperform fixed income alternatives by virtue of their higher income. We expect that our credit-oriented strategy of concentrating on stable to improving bonds will continue to reward Fund shareholders.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

           [SIG]
George V. Ganter
Portfolio Manager

January 31, 1996

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the Executive Investors High Yield Fund and the First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1995
                                        High Yield Fund  First Boston High Yield Index
Mar-87                                            9,525                         10,000
Dec-87                                            9,113                         10,563
Dec-88                                           11,055                         12,107
Dec-89                                           10,933                         12,155
Dec-90                                            9,566                         11,379
Dec-91                                           12,968                         16,358
Dec-92                                           15,008                         19,075
Dec-93                                           17,564                         22,683
Dec-94                                           17,156                         22,463
Dec-95                                           20,430                         26,367
                           Average Annual Total Return*
                                            N.A.V. Only            S.E.C. Standardized
One Year                                          19.1%                          13.4%
Five Years                                        16.4%                          15.3%
Since Inception                                    9.1%                           8.5%
S.E.C. 30-Day Yield                                7.8%

 THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE EXECUTIVE INVESTORS HIGH YIELD FUND ON 3/24/87 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE FIRST BOSTON HIGH YIELD INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

 THE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 687 DIFFERENT ISSUES, 574 OF WHICH ARE CASH PAY, 84 ARE ZERO-COUPON, 20 ARE STEP BONDS, 5 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 4 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.8 YEARS, AN AVERAGE MATURITY OF 7.9 YEARS, AN AVERAGE DURATION OF 4.4 YEARS AND AN AVERAGE COUPON OF 10.6%.

*AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/95) INCLUDE THE
 REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75% (PRIOR TO 10/28/88, THE MAXIMUM SALES CHARGE WAS 4.0%) AND ARE LOWER THAN THEY WOULD HAVE BEEN HAD THE SALES CHARGE NOT BEEN INCREASED. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 12.9%, 14.4% AND 7.2%, RESPECTIVELY AND THE S.E.C. YIELD FOR DECEMBER 1995 WOULD HAVE BEEN 7.3%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

The substantial decline in long-term interest rates during 1995 provided municipal bond investors with historically high total returns. These returns were achieved despite investor concern about tax reform; Orange County, California's bankruptcy; and new issue supply which reached $156 billion due to a large number of refunding deals in the fourth quarter.

During 1995, Executive Investors Insured Tax Exempt Fund returned 20.5% on a net asset value basis, outperforming the Lipper Analytical Services, Inc.'s insured municipal bond fund average. The large decline in long-term interest rates during 1995 provided investors with substantial capital appreciation. In 1995, the Fund declared dividends from net investment income of 72.7 cents per share and made a capital gain distribution of 28 cents per share.

The Fund's excellent performance was primarily attributable to two factors. First, over half of the Fund's assets were invested in noncallable bonds which appreciated in price faster than callable bonds as the market rallied. Second, the Fund took advantage of numerous short-term trading opportunities, particularly by purchasing relatively cheap new issues. The Fund generally remained fully invested to maximize current income.

Looking forward, the uncertainty of potential tax reform during the next two years remains the main hurdle facing the tax exempt bond market. This uncertainty continues to keep municipal bonds historically cheap to taxable bonds. As investors recognize that major tax reform is unlikely, municipal bonds are likely to outperform taxable bonds. Thus, we continue to believe that municipal bonds represent an attractive opportunity for long-term investors.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

         [SIG]

Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

January 31, 1996

CUMULATIVE PERFORMANCE INFORMATION
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the Executive Investors Insured Tax Exempt Fund and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1995
                                Insured Tax Exempt Fund    Lehman Brothers Municipal Bond Index
Jul-90                                            9,525                                  10,000
Dec-90                                            9,901                                  10,286
Dec-91                                           11,188                                  11,536
Dec-92                                           12,412                                  12,552
Dec-93                                           14,366                                  14,093
Dec-94                                           13,798                                  13,365
Dec-95                                           16,631                                  15,697
                           Average Annual Total Return*
                                            N.A.V. Only                     S.E.C. Standardized
One Year                                          20.5%                                   14.9%
Five Years                                        11.0%                                    9.9%
Since Inception                                   10.8%                                    9.8%
S.E.C. 30-Day Yield                                4.9%

 THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND ON 7/26/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF THE BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP.

*AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/95) INCLUDE THE
 REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 4.75%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 13.5%, 7.1% AND 8.2%, RESPECTIVELY AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1995 WOULD HAVE BEEN 3.9%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS INC. AND ALL OTHER FIGURES FROM EXECUTIVE INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                              INVESTED
                                                                                              FOR EACH
                                                                                            $10,000 OF
   SHARES  SECURITY                                                                VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------
           COMMON STOCKS--93.8%
           BASIC INDUSTRY--3.8%
      100  *Alumax, Inc.                                                       $   3,062  $         20
      100  Dow Chemical Company                                                    7,037            49
      100  Du Pont (E.I.) De Nemours & Company                                     6,987            49
      100  Freeport McMoRan Copper & Gold, Inc. Class "B"                          2,812            20
      200  IMC Global, Inc.                                                        8,174            57
      100  James River Corporation of Virginia                                     2,412            17
      100  Mead Corporation                                                        5,224            37
      130  Minnesota Mining & Manufacturing Company                                8,612            60
      100  Sigma-Aldrich Corporation                                               4,950            35
      100  Temple-Inland, Inc.                                                     4,412            31
------------------------------------------------------------------------------------------------------
                                                                                  53,682           375
------------------------------------------------------------------------------------------------------
           CAPITAL GOODS--7.6%
      100  Boeing Company                                                          7,837            56
      100  Browning-Ferris Industries, Inc.                                        2,950            21
       50  Eaton Corporation                                                       2,680            19
      100  Emerson Electric Company                                                8,174            57
      100  Foster Wheeler Corporation                                              4,250            30
      550  General Electric Company                                               39,600           278
       75  Ingersoll-Rand Company                                                  2,633            18
      100  Lockheed Martin Corporation                                             7,900            55
      100  Loral Corporation                                                       3,537            25
      200  Raytheon Company                                                        9,450            66
      100  United Technologies Corporation                                         9,488            67
      100  *Varity Corporation                                                     3,713            26
      200  WMX Technologies, Inc.                                                  5,975            42
------------------------------------------------------------------------------------------------------
                                                                                 108,187           760
------------------------------------------------------------------------------------------------------
           CONSUMER DURABLES--1.3%
      100  Corning, Inc.                                                           3,200            22
      350  Ford Motor Company                                                     10,150            71
      150  Masco Corporation                                                       4,706            33
------------------------------------------------------------------------------------------------------
                                                                                  18,056           126
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                              INVESTED
                                                                                              FOR EACH
                                                                                            $10,000 OF
   SHARES  SECURITY                                                                VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------
           CONSUMER NON-DURABLES--23.1%
      250  Abbott Laboratories                                                 $  10,438  $         73
      100  American Home Products Corporation                                      9,700            68
      150  Anheuser-Busch Companies, Inc.                                         10,031            70
      100  Astra AB (ADR) Class "A"                                                4,000            28
      150  Bristol-Myers Squibb Company                                           12,881            90
      450  Coca-Cola Company                                                      33,413           234
      150  Columbia/HCA Healthcare Corporation                                     7,613            53
      200  CPC International, Inc.                                                13,725            96
      100  Eastman Kodak Company                                                   6,700            47
      200  Eli Lilly & Company                                                    11,250            79
      100  General Mills, Inc.                                                     5,775            40
      100  Gillette Company                                                        5,213            37
      150  Heinz (H.J.) Company                                                    4,969            35
      100  Hershey Foods Corporation                                               6,500            46
      200  Johnson & Johnson                                                      17,125           120
      100  Kellogg Company                                                         7,725            54
      100  Kimberly-Clark Corporation                                              8,275            58
      350  Merck & Company, Inc.                                                  23,013           161
      300  Newell Company                                                          7,763            54
      200  Nike, Inc.                                                             13,925            98
      200  PepsiCo, Inc.                                                          11,175            78
      200  Pfizer, Inc.                                                           12,600            88
      300  Philip Morris Companies, Inc.                                          27,150           190
      200  Procter & Gamble Company                                               16,600           116
      100  *Ralcorp Holdings, Inc.                                                 2,425            17
      100  Schering-Plough Corporation                                             5,475            38
      200  Teva Pharmaceutical Industries Ltd. (ADR)                               9,275            65
      100  Unilever N.V.                                                          14,075            99
      100  United Healthcare Corporation                                           6,550            46
       50  Warner-Lambert Company                                                  4,856            34
------------------------------------------------------------------------------------------------------
                                                                                 330,215         2,312
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                              INVESTED
                                                                                              FOR EACH
                                                                                            $10,000 OF
   SHARES  SECURITY                                                                VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------
           CONSUMER SERVICES--9.5%
      100  *CUC International, Inc.                                            $   3,413  $         23
      100  Gap, Inc.                                                               4,200            29
      150  Home Depot, Inc.                                                        7,181            50
      100  ITT Corporation                                                         5,300            37
      100  ITT Hartford Group, Inc.                                                4,838            34
      100  ITT Industries, Inc.                                                    2,400            17
      100  *Kroger Company                                                         3,750            26
      150  Marriott International, Inc.                                            5,738            40
      100  May Department Stores Company                                           4,225            30
      200  McDonald's Corporation                                                  9,025            63
      100  McGraw-Hill Companies, Inc.                                             8,713            61
      150  Nordstrom, Inc.                                                         6,075            43
      300  *Price/Costco, Inc.                                                     4,575            32
      100  Sears, Roebuck and Company                                              3,900            27
      100  Talbots, Inc.                                                           2,875            20
      200  *Tele-Communications, Inc., Liberty Media Group Class "A"               5,375            38
      300  *Tele-Communications, Inc., TCI Group Class "A"                         5,963            42
      150  US West Media Group                                                     2,850            20
      100  *Viacom, Inc. Class "B"                                                 4,738            33
      150  *Vons Companies, Inc.                                                   4,238            30
      800  Wal-Mart Stores, Inc.                                                  17,900           125
      100  Walgreen Company                                                        2,988            21
      200  Walt Disney Company                                                    11,800            83
      300  *Woolworth Corporation                                                  3,900            27
------------------------------------------------------------------------------------------------------
                                                                                 135,960           951
------------------------------------------------------------------------------------------------------
           ENERGY--13.1%
      100  Aluminum Company of America                                             5,288            36
      150  Amoco Corporation                                                      10,781            76
      150  Atlantic Richfield Company                                             16,613           116
      150  Avery Dennison Corporation                                              7,519            53
      200  Baker Hughes, Inc.                                                      4,875            34
      200  Barrick Gold Corporation                                                5,275            37
      200  Chevron Corporation                                                    10,500            74
      200  Enron Corporation                                                       7,625            53
      400  Exxon Corporation                                                      32,050           225
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                              INVESTED
                                                                                              FOR EACH
                                                                                            $10,000 OF
   SHARES  SECURITY                                                                VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------
           ENERGY (continued)
       50  Kerr-McGee Corporation                                              $   3,175  $         22
      100  Mobil Corporation                                                      11,200            79
      150  Morton International, Inc.                                              5,381            38
      100  Pacific Enterprises                                                     2,825            20
      225  Royal Dutch Petroleum Company                                          31,753           223
      100  Schlumberger Ltd.                                                       6,925            49
      300  Sonat, Inc.                                                            10,688            75
      100  Texaco, Inc.                                                            7,850            55
      200  Unocal Corporation                                                      5,825            41
------------------------------------------------------------------------------------------------------
                                                                                 186,148         1,306
------------------------------------------------------------------------------------------------------
           FINANCIAL--12.2%
      150  American Express Company                                                6,206            45
      150  American International Group, Inc.                                     13,875            97
      100  American Re Corporation                                                 4,088            29
      311  Banc One Corporation                                                   11,740            82
      100  Bank of New York Company, Inc.                                          4,875            34
      150  BankAmerica Corporation                                                 9,713            68
      300  Charles Schwab Corporation                                              6,038            42
      100  Chemical Banking Corporation                                            5,875            41
      100  Chubb Corporation                                                       9,675            68
      200  Citicorp                                                               13,450            94
      100  Dean Witter Discover and Company                                        4,700            33
      150  Federal National Mortgage Association                                  18,619           131
      100  First Union Corporation                                                 5,563            39
      100  General Re Corporation                                                 15,500           109
      700  Hibernia Corporation Class "A"                                          7,525            53
       50  Marsh & McLennan Companies, Inc.                                        4,438            31
      100  Mellon Bank Corporation                                                 5,375            38
      150  NationsBank Corporation                                                10,444            73
      300  Norwest Corporation                                                     9,900            69
      200  Salomon, Inc.                                                           7,100            50
------------------------------------------------------------------------------------------------------
                                                                                 174,699         1,226
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                              INVESTED
                                                                                              FOR EACH
                                                                                            $10,000 OF
   SHARES  SECURITY                                                                VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------
           TECHNOLOGY--13.4%
      200  *Airtouch Communications, Inc.                                      $   5,650  $         40
      200  *Applied Materials, Inc.                                                7,875            55
      100  *Ascend Communications, Inc.                                            8,112            57
      500  A T & T Corp.                                                          32,375           227
      100  Automatic Data Processing, Inc.                                         7,425            52
      100  *Cisco Systems, Inc.                                                    7,462            52
      100  Computer Associates International, Inc.                                 5,687            40
      200  First Data Corporation                                                 13,375            94
      200  Hewlett-Packard Company                                                16,750           117
      200  Intel Corporation                                                      11,350            80
      200  International Business Machines Corporation                            18,350           129
      200  MCI Communications Corporation                                          5,225            37
      200  *Microsoft Corporation                                                 17,550           123
      200  Motorola, Inc.                                                         11,400            80
      200  *National Semiconductor Corporation                                     4,450            31
      250  *Oracle Corporation                                                    10,594            74
      300  *Premenos Technology Corporation                                        7,912            55
------------------------------------------------------------------------------------------------------
                                                                                 191,542         1,343
------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.4%
      150  US West Communications Group                                            5,363            38
------------------------------------------------------------------------------------------------------
           TRANSPORTATION--.5%
      100  *AMR Corporation                                                        7,426            52
------------------------------------------------------------------------------------------------------
           UTILITIES--8.9%
      200  Ameritech Corporation                                                  11,800            84
      150  Bell Atlantic Corporation                                              10,031            70
      300  BellSouth Corporation                                                  13,050            91
      200  Carolina Power & Light Company                                          6,900            48
      400  CINergy Corporation                                                    12,250            86
      200  Duke Power Company                                                      9,475            66
      250  FPL Group, Inc.                                                        11,594            81
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS BLUE CHIP FUND
December 31, 1995

------------------------------------------------------------------------------------------------------

                                                                                                AMOUNT
                                                                                              INVESTED
SHARES OR                                                                                     FOR EACH
PRINCIPAL                                                                                   $10,000 OF
   AMOUNT  SECURITY                                                                VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------
           UTILITIES (continued)
      300  GTE Corporation                                                     $  13,200  $         93
      150  NYNEX Corporation                                                       8,100            57
      200  Pacific Telesis Group                                                   6,725            47
      200  PacifiCorp                                                              4,250            30
      200  SBC Communications, Inc.                                               11,500            81
      200  Texas Utilities Company                                                 8,225            58
------------------------------------------------------------------------------------------------------
                                                                                 127,100           892
------------------------------------------------------------------------------------------------------
           TOTAL VALUE OF COMMON STOCKS (cost $1,038,662)                      1,338,378         9,381
------------------------------------------------------------------------------------------------------
           CONVERTIBLE BONDS--1.0%
           CONSUMER SERVICES
   $   20M Bell Sports Corp., 4 1/4%, 11/15/00 (cost $15,641)                     14,000            98
------------------------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $1,054,303)                            94.8%  1,352,378         9,479
 OTHER ASSETS, LESS LIABILITIES                                           5.2     74,130           521
------------------------------------------------------------------------------------------------------
NET ASSETS                                                             100.0%  $1,426,508 $     10,000
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

*Non-income producing

12                     See notes to financial statements

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
PRINCIPAL                                                                                       OF NET
   AMOUNT  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           CORPORATE BONDS--91.9%
           AEROSPACE/DEFENSE--3.0%
$     250M Fairchild Industries, Inc., 12 1/4%, 1999                          $  267,500  $        171
      200M Howmet Corp., 10%, 2003 (Note 5)                                      208,000           133
------------------------------------------------------------------------------------------------------
                                                                                 475,500           304
------------------------------------------------------------------------------------------------------
           APPAREL/TEXTILES--2.5%
      400M Westpoint Stevens, Inc., 9 3/8%, 2005                                 396,000           253
------------------------------------------------------------------------------------------------------
           AUTOMOTIVE--3.4%
      150M Lear Seating, Inc., 11 1/4%, 2000                                     158,437           101
      350M SPX Corp., 11 3/4%, 2002                                              372,750           238
------------------------------------------------------------------------------------------------------
                                                                                 531,187           339
------------------------------------------------------------------------------------------------------
           BUILDING MATERIALS--.5%
      185M Waxman Industries, Inc., 0%-12 3/4%, 2004                              74,000            47
------------------------------------------------------------------------------------------------------
           CHEMICALS--7.1%
      500M Harris Chemical North America, Inc., 10 1/4%, 2001                    486,875           311
      400M Rexene Corp., 11 3/4%, 2004                                           425,000           271
      200M Synthetic Industries, Inc., 12 3/4%, 2002                             197,000           126
------------------------------------------------------------------------------------------------------
                                                                               1,108,875           708
------------------------------------------------------------------------------------------------------
           CONGLOMERATES--1.8%
      500M Semi-Tech Corp., 0%-11 1/2%, 2003                                     271,875           173
------------------------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--2.1%
      300M Herff Jones, Inc., 11%, 2005                                          322,500           206
------------------------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--1.3%
      200M Fairfield Manufacturing, Inc., 11 3/8%, 2001                          196,000           125
------------------------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--2.9%
      350M Essex Group, Inc., 10%, 2003                                          346,500           221
       44M Thermadyne Industries, Inc., 10 1/4%, 2002                             44,220            28
       62M Thermadyne Industries, Inc., 10 3/4%, 2003                             62,310            40
------------------------------------------------------------------------------------------------------
                                                                                 453,030           289
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
PRINCIPAL                                                                                       OF NET
   AMOUNT  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           ENERGY--8.4%
$     300M Falcon Drilling Co., Inc., 12 1/2%, 2005                           $  330,000  $        211
      400M Giant Industries, Inc., 9 3/4%, 2003                                  406,000           259
      250M Maxus Energy Corp., 11 1/2%, 2015                                     263,750           168
      300M United Meridian Corp., 10 3/8%, 2005                                  318,750           203
------------------------------------------------------------------------------------------------------
                                                                               1,318,500           841
------------------------------------------------------------------------------------------------------
           FINANCIAL SERVICES--2.1%
      200M Olympic Financial Ltd., 13%, 2000                                     219,000           140
      100M Terra Nova Holdings PLC, 10 3/4%, 2005                                109,500            70
------------------------------------------------------------------------------------------------------
                                                                                 328,500           210
------------------------------------------------------------------------------------------------------
           FOOD SERVICES--1.8%
      300M Flagstar Corp., 10 3/4%, 2001                                         276,750           177
------------------------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--3.9%
      300M Fleming Co., Inc., 10 5/8%, 2001                                      292,500           187
      300M Van de Kamps, Inc., 12%, 2005 (Note 5)                                312,000           199
------------------------------------------------------------------------------------------------------
                                                                                 604,500           386
------------------------------------------------------------------------------------------------------
           GAMING/LODGING--3.5%
      220M Casino America, Inc., 11 1/2%, 2001                                   207,900           133
      250M Grand Casinos, Inc., 10 1/8%, 2003                                    261,875           167
      300M SHRP Capital Corp., 11 3/4%, 1999 (Defaulted)(Note 4)                  75,000            48
------------------------------------------------------------------------------------------------------
                                                                                 544,775           348
------------------------------------------------------------------------------------------------------
           HEALTHCARE--6.1%
      300M Mediq/PRN Life Support Services, Inc., 11 1/8%, 1999                  300,000           191
      300M Ornda Healthcorp., 12 1/4%, 2002                                      330,000           211
      300M Tenet Healthcare Corp., 10 1/8%, 2005                                 333,375           213
------------------------------------------------------------------------------------------------------
                                                                                 963,375           615
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
PRINCIPAL                                                                                       OF NET
   AMOUNT  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--13.2%
$     500M Bell Cablemedia PLC, 0%-11.95%, 2004                               $  353,750  $        226
      650M Echostar Communications Corp., 0%-12 7/8%, 2004                       438,750           280
      300M Garden State Newspapers, Inc., 12%, 2004                              304,500           194
      250M Lamar Advertising, Inc., 11%, 2003                                    260,000           166
      400M Outdoor Systems, Inc., 10 3/4%, 2003                                  388,000           248
      300M Rogers Cablesystems, Inc., 10%, 2005                                  323,625           206
------------------------------------------------------------------------------------------------------
                                                                               2,068,625         1,320
------------------------------------------------------------------------------------------------------
           MINING/METALS--9.7%
      274M Carbide/Graphite Group, Inc., 11 1/2%, 2003                           296,948           188
      200M Gulf States Steel Inc., 13 1/2%, 2003 (Note 5)                        181,000           115
      240M UCAR Global Enterprises, Inc., 12%, 2005                              274,800           175
      400M WCI Steel, Inc., 10 1/2%, 2002                                        389,000           248
      400M Wheeling-Pittsburgh Steel Corp., 9 3/8%, 2003                         378,000           241
------------------------------------------------------------------------------------------------------
                                                                               1,519,748           967
------------------------------------------------------------------------------------------------------
           MISCELLANEOUS--1.8%
      275M Monarch Marking Systems, Inc., 12 1/2%, 2003                          288,750           184
------------------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--8.4%
      400M Gaylord Container Corp., 11 1/2%, 2001                                413,000           265
      200M Rainy River Forest Products Co., Inc., 10 3/4%, 2001                  220,750           141
      350M S.D. Warren Co., Inc., 12%, 2004                                      386,750           247
      300M Stone Container Corp., 9 7/8%, 2001                                   292,875           187
------------------------------------------------------------------------------------------------------
                                                                               1,313,375           840
------------------------------------------------------------------------------------------------------
           RETAIL-FOOD/DRUG--1.2%
      200M Penn Traffic Co., 10 1/4%, 2002                                       191,750           122
------------------------------------------------------------------------------------------------------
           RETAIL-GENERAL MERCHANDISE--.0%
        1M Barry's Jewelers, Inc., 12 5/8%, 1996                                     374            --
------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--3.3%
      450M American Communication Services, Inc., 0%-13%, 2005 (Note 5)          247,500           158
      250M CAI Wireless Systems, Inc., 12 1/4%, 2002                             268,125           171
------------------------------------------------------------------------------------------------------
                                                                                 515,625           329
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS HIGH YIELD FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
PRINCIPAL                                                                                 EACH $10,000
AMOUNT OR                                                                                       OF NET
   SHARES  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           TRANSPORTATION-- 3.9%
$     300M Moran Transportation Co., 11 3/4%, 2004                            $  283,500  $        181
      350M Trism, Inc., 10 3/4%, 2000                                            341,250           218
------------------------------------------------------------------------------------------------------
                                                                                 624,750           399
------------------------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE BONDS (cost $14,407,320)                  14,388,364         9,182
------------------------------------------------------------------------------------------------------
           COMMON STOCKS--.9%
           ELECTRICAL EQUIPMENT--.1%
      648  *Thermadyne Holdings Corporation                                       11,745             7
------------------------------------------------------------------------------------------------------
           FINANCIAL SERVICES--.2%
    2,400  *Olympic Financial Ltd.                                                39,000            25
------------------------------------------------------------------------------------------------------
           GAMING/LODGING--.0%
    5,063  *Divi Hotels, Inc.                                                        380            --
    2,000  *Gold River Hotel & Casino Corp., Series "B"                              375            --
------------------------------------------------------------------------------------------------------
                                                                                     755            --
------------------------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--.6%
    3,900  *Echostar Communications Class "A"                                     94,575            60
------------------------------------------------------------------------------------------------------
           RETAIL/GENERAL MERCHANDISE--.0%
        1  *Barry's Jewelers, Inc.                                                     3            --
------------------------------------------------------------------------------------------------------
           TOTAL VALUE OF COMMON STOCKS (cost $150,046)                          146,078            92
------------------------------------------------------------------------------------------------------
           PREFERRED STOCKS--5.4%
           FINANCIAL SERVICES--2.1%
    3,000  California Federal Bank, 10 5/8%, Series "B"                          325,500           208
------------------------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--1.5%
      212  PanAmSat Capital Corp., 12 3/4%                                       239,040           153
------------------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--1.8%
    9,000  *S.D. Warren Co., Inc., 14%                                           288,000           184
------------------------------------------------------------------------------------------------------
           TOTAL VALUE OF PREFERRED STOCKS (cost $763,180)                       852,540           545
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
                                                                                                OF NET
 WARRANTS  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           WARRANTS--.3%
           BUILDING MATERIALS--.0%
    5,900  *Waxman Industries, Inc. (expiring 6/1/04)(Note 5)                 $    2,950  $          2
------------------------------------------------------------------------------------------------------
           GAMING/LODGING--.1%
      717  *Casino America, Inc. (expiring 11/15/96)                                 179            --
      200  *Gold River Finance Corp., Liquidating Trust                            3,000             2
    1,800  *President Riverboat Casinos, Inc. (expiring 9/23/96)(Note 5)           5,400             3
      800  *SHRP Capital Corp. (expiring 7/15/99)(Note 5)                             --            --
------------------------------------------------------------------------------------------------------
                                                                                   8,579             5
------------------------------------------------------------------------------------------------------
           MINING/METALS--.0%
      200  *Gulf State Steel Acquisition Corp. (expiring 4/1/03)                     100            --
------------------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.2%
    9,000  *S.D. Warren Co., Inc. (expiring 12/15/06)(Note 5)                     45,000            29
------------------------------------------------------------------------------------------------------
           RETAIL-GENERAL MERCHANDISE--.0%
      100  *Payless Cashways, Inc. (expiring 11/1/96)                                 25            --
------------------------------------------------------------------------------------------------------
           TOTAL VALUE OF WARRANTS (cost $14,362)                                 56,654            36
------------------------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $15,334,908)                          98.5%  15,443,636         9,855
 OTHER ASSETS, LESS LIABILITIES                                          1.5     228,810           145
------------------------------------------------------------------------------------------------------
NET ASSETS                                                            100.0%  $15,672,446 $     10,000
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

*Non-income producing

                       See notes to financial statements                      17

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
PRINCIPAL                                                                                       OF NET
   AMOUNT  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           MUNICIPAL BONDS--98.2%
           ARIZONA--4.0%
 $    250M Maricopa County, Arizona Dev. Auth. Hosp. Facs. Rev.
             Samaritan Health Services Series "A" 7%, 12/1/2016               $  307,187  $        231
      200M Maricopa County, Arizona Sch. Dist. No. 80 (Chandler) 6 1/4%,
             7/1/2011                                                            222,500           167
------------------------------------------------------------------------------------------------------
                                                                                 529,687           398
------------------------------------------------------------------------------------------------------
           CALIFORNIA--14.3%
      250M Fresno, California Sewer Authority 6 1/4%, 9/1/2014                   280,313           210
           Los Angeles County, Calif. Transportation Comm. Sales Tax
             Revenue:
      100M   6 3/4%, 7/1/2001*                                                   113,500            85
      100M   6.9%, 7/1/2001*                                                     114,125            86
      250M San Francisco, Calif. City & County Parking Auth. 7%, 6/1/2017        291,875           219
      500M San Francisco, Calif. City & County Redev. Agcy. 6 3/4%, 7/1/2015     558,125           418
      250M San Jose Redev. Agency Tax Allocation 6%, 8/1/2015                    273,750           205
      250M Santa Ana, Calif. Finance Authority 6 1/4%, 7/1/2015                  281,250           211
------------------------------------------------------------------------------------------------------
                                                                               1,912,938         1,434
------------------------------------------------------------------------------------------------------
           COLORADO--6.2%
      425M Aurora, Colorado Postsecondary Education Foundation 6%, 9/1/2015      444,656           333
      350M Roaring Fork, Colorado General Obligation 6.6%, 12/15/2014            380,625           285
------------------------------------------------------------------------------------------------------
                                                                                 825,281           618
------------------------------------------------------------------------------------------------------
           CONNECTICUT--3.2%
      400M Connecticut State Special Tax Oblig. Rev. 6.1%, 10/1/2011             427,500           320
------------------------------------------------------------------------------------------------------
           FLORIDA--2.0%
      250M Tampa, Florida Sales Tax Revenue 5 3/4%, 10/1/2020                    265,313           199
------------------------------------------------------------------------------------------------------
           GEORGIA--.8%
      100M Cherokee County Water & Sewer Auth. Rev. 7.1%, 8/1/2000*              113,625            85
------------------------------------------------------------------------------------------------------
           ILLINOIS--5.9%
      100M Du Paige Water Commission, Illinois Water Rev. 6 7/8%, 5/1/1997*      105,750            79
      500M Illinois Dev. Fin. Auth. Rev. (Rockford School 205) 6.55%,
             2/1/2009                                                            558,125           418
      100M Will County School District General Obligation 7.1%, 12/1/2009        119,500            90
------------------------------------------------------------------------------------------------------
                                                                                 783,375           587
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
PRINCIPAL                                                                                       OF NET
   AMOUNT  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           INDIANA--1.1%
 $    130M Delaware Cnty. Hosp. Auth. (Ball Memorial Hosp.) 6 5/8%, 8/1/2006  $  142,675  $        107
------------------------------------------------------------------------------------------------------
           MAINE--2.0%
      250M Maine Municipal Bond Bank 6 1/2%, 11/1/2014                           274,062           205
------------------------------------------------------------------------------------------------------
           MASSACHUSETTS--4.0%
      500M Mass. Bay Transn. Auth. Gen. Sys. Series "A" 5.8%, 3/1/2013           530,000           397
------------------------------------------------------------------------------------------------------
           MICHIGAN--6.3%
      325M Detroit Sewer Disposal System Revenue 5%, 7/1/2025                    309,562           232
    1,000M Howell, Michigan Public Schools General Obligation Zero Cpn.
             5/1/2006*                                                           275,000           206
      250M Oakland University Revenue 5 3/4%, 5/15/2015                          257,500           193
------------------------------------------------------------------------------------------------------
                                                                                 842,062           631
------------------------------------------------------------------------------------------------------
           MISSOURI--6.0%
      200M Liberty, Missouri Sewer System Rev. 6.15%, 2/1/2015                   216,500           162
      500M Missouri State Health & Educational Facilities Authority
             BJC Health Systems Series "A" 6 3/4%, 5/15/2010                     583,750           438
------------------------------------------------------------------------------------------------------
                                                                                 800,250           600
------------------------------------------------------------------------------------------------------
           NEVADA--.7%
       80M Reno Hosp. Rev. (St. Mary's Hospital) 7 3/4%, 1/1/2000*                91,500            69
------------------------------------------------------------------------------------------------------
           NEW JERSEY--5.8%
      485M New Jersey Housing & Mortgage Fin. Rev. 6.55%, 10/1/2010              520,768           390
      250M West Monmouth Utility Authority 5.6%, 2/1/2014                        255,938           192
------------------------------------------------------------------------------------------------------
                                                                                 776,706           582
------------------------------------------------------------------------------------------------------
           NEW YORK--2.4%
      290M New York City Municipal Water Fin. Auth. 5 7/8%, 6/15/2012            313,200           235
------------------------------------------------------------------------------------------------------
           OKLAHOMA--4.3%
      500M Grand River Dam Authority Revenue 6 1/4%, 6/1/2011                    569,375           427
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND
December 31, 1995

------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT
                                                                                          INVESTED FOR
                                                                                          EACH $10,000
PRINCIPAL                                                                                       OF NET
   AMOUNT  SECURITY                                                                VALUE        ASSETS
------------------------------------------------------------------------------------------------------
           PENNSYLVANIA--10.7%
 $    200M Jeannette, Pa. School District General Obligation 6.65%,
             6/15/2001*                                                       $  222,000  $        166
      400M Pennsylvania State Ind. Dev. Auth. 5 1/2%, 1/1/2014                   404,500           303
      400M Pennsylvania State Turnpike Commission Revenue 5 1/2%, 12/1/2012      407,000           305
      350M Philadelphia Water & Wastewater Revenue 6 1/4%, 8/1/2012              391,563           293
------------------------------------------------------------------------------------------------------
                                                                               1,425,063         1,067
------------------------------------------------------------------------------------------------------
           PUERTO RICO--4.4%
      545M Puerto Rico Indl. Tourist Edl. Med. & Env. Ctl. Facs. 6 1/4%,
             7/1/2016                                                            587,919           441
------------------------------------------------------------------------------------------------------
           RHODE ISLAND--1.7%
      200M Rhode Island Convention Center Authority Series "A" 6.7%,
             5/15/2001*                                                          225,500           170
------------------------------------------------------------------------------------------------------
           TEXAS--10.5%
      505M Austin, Texas Utilities System Rev. 6%, 11/15/2013                    552,975           414
      500M Harris County General Obligation 6 1/2%, 8/15/2013                    570,000           427
      250M Houston Water Conveyance System Cert. of Part. 6 1/4%, 12/15/2012     279,688           210
------------------------------------------------------------------------------------------------------
                                                                               1,402,663         1,051
------------------------------------------------------------------------------------------------------
           VIRGINIA--1.9%
      250M Norfolk, Virginia Water Revenue 5.6%, 11/1/2011                       257,500           193
------------------------------------------------------------------------------------------------------
           TOTAL VALUE OF MUNICIPAL BONDS (cost $11,925,468)                  13,096,194         9,816
------------------------------------------------------------------------------------------------------
           SHORT-TERM TAX EXEMPT INVESTMENTS--.7%
           NEW YORK
      100M New York State Energy Pollution Control 5.5%(a) (cost $100,000)       100,000            75
------------------------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $12,025,468)                          98.9%  13,196,194         9,891
 OTHER ASSETS, LESS LIABILITIES                                          1.1     146,296           109
------------------------------------------------------------------------------------------------------
NET ASSETS                                                            100.0%  $13,342,490 $     10,000
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

(a)Interest rates are determined and reset daily by the issuer. Interest rate shown is the rate in effect at December 31, 1995.
*Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

20                     See notes to financial statements

Statement of Assets and Liabilities
EXECUTIVE INVESTORS TRUST
December 31, 1995

--------------------------------------------------------------------------------

                                                                         EXECUTIVE INVESTORS
                                                             -------------------------------------------
                                                                 BLUE CHIP     HIGH YIELD    INSURED TAX
                                                                      FUND           FUND    EXEMPT FUND
--------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost.......................................  $   1,054,303  $  15,334,908  $  12,025,468
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------
  At value (Note 1A).......................................  $   1,352,378  $  15,443,636  $  13,196,194
Cash.......................................................         77,987         21,938         22,124
Receivables:
  Interest and dividends...................................          2,200        326,567        198,326
  Trust shares sold........................................            609            853         28,778
Other assets...............................................              4          4,966             17
                                                             -------------  -------------  -------------
Total Assets...............................................      1,433,178     15,797,960     13,445,439
                                                             -------------  -------------  -------------
LIABILITIES
Payables:
  Dividends payable January 15, 1996.......................          4,946         68,946         85,188
  Trust shares redeemed....................................             --          6,282          1,632
Accrued expenses...........................................          1,724         44,389         16,129
Accrued advisory fee.......................................             --          5,897             --
                                                             -------------  -------------  -------------
Total Liabilities..........................................          6,670        125,514        102,949
                                                             -------------  -------------  -------------

NET ASSETS.................................................  $   1,426,508  $  15,672,446  $  13,342,490
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------
NET ASSETS CONSIST OF:
Capital paid in............................................  $   1,125,802  $  20,424,083  $  12,169,811
Undistributed net investment income........................          2,631         95,103          1,953
Accumulated net realized loss on investment transactions...             --     (4,955,468)            --
Net unrealized appreciation in value of investments........        298,075        108,728      1,170,726
                                                             -------------  -------------  -------------
Total......................................................  $   1,426,508  $  15,672,446  $  13,342,490
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING..................         87,409      2,063,556        950,251
                                                             -------------  -------------  -------------
                                                             -------------  -------------  -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (Net assets divided by trust shares outstanding).........         $16.32          $7.59         $14.04
MAXIMUM OFFERING PRICE PER SHARE
  (Net asset value/.9525)*.................................         $17.13          $7.97         $14.74
*On purchases of $100,000 or more, the sales charge is
  reduced.

                       See notes to financial statements                      21

STATEMENT OF OPERATIONS
EXECUTIVE INVESTORS TRUST
Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                          EXECUTIVE INVESTORS
                                                                              -------------------------------------------
                                                                                  BLUE CHIP     HIGH YIELD    INSURED TAX
                                                                                       FUND           FUND    EXEMPT FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Income:
  Interest..................................................................  $       1,512  $   1,610,315  $     696,385
  Dividends.................................................................         28,660         45,877             --
  Consent fees..............................................................             --         23,579             --
                                                                              -------------  -------------  -------------
Total income................................................................         30,172      1,679,771        696,385
                                                                              -------------  -------------  -------------

Expenses (Notes 1 and 3):
  Advisory fee..............................................................         12,118        154,785        119,019
  Distribution plan expenses................................................          6,059         77,393         59,509
  Professional fees.........................................................          2,229         17,857         10,188
  Shareholder servicing costs...............................................          2,253         19,569          6,929
  Reports and notices to shareholders.......................................            583         11,573          3,233
  Custodian fees............................................................          2,392          5,749          4,080
  Other expenses............................................................          1,028          7,306          3,879
                                                                              -------------  -------------  -------------
Total expenses..............................................................         26,662        294,232        206,837
Less: Expenses waived or assumed............................................        (20,603)       (85,132)      (147,328)
     Custodian fees paid indirectly.........................................             --         (2,922)            --
                                                                              -------------  -------------  -------------
Net expenses................................................................          6,059        206,178         59,509
                                                                              -------------  -------------  -------------

Net investment income.......................................................         24,113      1,473,593        636,876
                                                                              -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):

Net realized gain (loss) on investments.....................................         61,724       (264,699)       288,360
Net unrealized appreciation of investments..................................        282,537      1,510,599      1,271,346
                                                                              -------------  -------------  -------------
Net gain on investments.....................................................        344,261      1,245,900      1,559,706
                                                                              -------------  -------------  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................  $     368,374  $   2,719,493  $   2,196,582
                                                                              -------------  -------------  -------------
                                                                              -------------  -------------  -------------

22                     See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
EXECUTIVE INVESTORS TRUST

--------------------------------------------------------------------------------

                                                                EXECUTIVE INVESTORS
                                     --------------------------------------------------------------------------
                                                                                             INSURED TAX
                                         BLUE CHIP FUND          HIGH YIELD FUND             EXEMPT FUND
                                     ----------------------  ------------------------  ------------------------
Year Ended December 31                     1995        1994         1995         1994         1995         1994
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income............  $   24,113  $   17,589  $ 1,473,593  $ 1,420,987  $   636,876  $   531,033
  Net realized gain (loss) on
    investments....................      61,724      70,824     (264,699)      80,680      288,360      (27,483)
  Net unrealized appreciation
    (depreciation) of
    investments....................     282,537    (102,509)   1,510,599   (1,873,704)   1,271,346     (894,199)
                                     ----------  ----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations...................     368,374     (14,096)   2,719,493     (372,037)   2,196,582     (390,649)
                                     ----------  ----------  -----------  -----------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............     (23,522)    (15,549)  (1,414,951)  (1,486,797)    (638,733)    (538,977)
  Net realized gains...............     (61,724)    (70,824)          --           --     (260,877)          --
                                     ----------  ----------  -----------  -----------  -----------  -----------
    Total distributions............     (85,246)    (86,373)  (1,414,951)  (1,486,797)    (899,610)    (538,977)
                                     ----------  ----------  -----------  -----------  -----------  -----------

TRUST SHARE TRANSACTIONS(a)
  Proceeds from shares sold........     209,332     307,337    1,793,924    4,684,633    2,766,768    2,357,147
  Value of distributions
    reinvested.....................      79,327      83,856      578,661      659,544      538,422      271,847
  Cost of shares redeemed..........    (186,017)   (206,473)  (3,146,609)  (2,574,747)  (1,622,298)    (783,306)
                                     ----------  ----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
      trust share transactions.....     102,642     184,720     (774,024)   2,769,430    1,682,892    1,845,688
                                     ----------  ----------  -----------  -----------  -----------  -----------
      Net increase in net assets...     385,770      84,251      530,518      910,596    2,979,864      916,062

NET ASSETS
  Beginning of year................   1,040,738     956,487   15,141,928   14,231,332   10,362,626    9,446,564
                                     ----------  ----------  -----------  -----------  -----------  -----------
  End of year+.....................  $1,426,508  $1,040,738  $15,672,446  $15,141,928  $13,342,490  $10,362,626
                                     ----------  ----------  -----------  -----------  -----------  -----------
                                     ----------  ----------  -----------  -----------  -----------  -----------
+ Includes undistributed net
  investment income of.............  $    2,631  $    2,040  $    95,103  $    36,461  $     1,953  $     3,810
                                     ----------  ----------  -----------  -----------  -----------  -----------
                                     ----------  ----------  -----------  -----------  -----------  -----------

(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.............................      13,332      21,798      244,106      620,568      201,812      180,398
  Issued for distributions
    reinvested.....................       4,767       6,516       78,556       89,317       39,073       21,136
  Redeemed.........................     (12,330)    (14,678)    (429,347)    (343,344)    (117,810)     (60,322)
                                     ----------  ----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in
      trust shares.................       5,769      13,636     (106,685)     366,541      123,075      141,212
                                     ----------  ----------  -----------  -----------  -----------  -----------
                                     ----------  ----------  -----------  -----------  -----------  -----------

                       See notes to financial statements                      23

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

1. SIGNIFICANT ACCOUNTING POLICIES--The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of unlimited shares of beneficial interest of the Blue Chip Fund, the High Yield Fund and the Insured Tax Exempt Fund, and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

INSURED TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from Federal income tax.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Trust's officers in a manner specifically authorized by the trustees.

Securities in the High Yield Fund may also be priced by a pricing service which uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value.

The municipal bonds in which the Insured Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily on the basis of valuations provided by a pricing service approved by the trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers in determining value. "When Issued Securities" are reflected in the assets of the Fund as of the date the securities are purchased.

The municipal bonds held by the Insured Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. It is the intention of the Fund to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar securities which are not in default.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Trust to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At December 31, 1995, the High Yield Fund had capital loss carryovers of $4,862,452 of which $3,364,392 expires in 1998, $1,286,892 expires in 1999 and $211,168 expires in 2003.

C. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

D. Distributions to Shareholders--Dividends from net investment income to shareholders of the High Yield Fund and the Insured Tax Exempt Fund are declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund are declared and paid quarterly. Distributions from net realized capital gains are declared and paid annually.

Income dividends and capital gain distributions are determined in accordance with income tax regula-tions which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.
E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1995, the High Yield Fund recognized $13,430 of dividend income from these taxable "pay in kind" distributions. The Funds' custodian has provided credits in the amount of $8,130 against custodian charges based on the uninvested cash balances of the Funds.

2. SECURITY TRANSACTIONS--For the year ended December 31, 1995, purchases and sales of securities other than United States Treasury bills and short-term notes, were as follows:

                                            BLUE CHIP   HIGH YIELD  INSURED TAX
                                                 FUND         FUND  EXEMPT FUND
                                          -----------  -----------  -----------
Cost of purchases.......................     $444,533  $10,485,671  $18,495,474
                                          -----------  -----------  -----------
                                          -----------  -----------  -----------
Proceeds of sales.......................     $380,144  $11,045,476  $17,059,511
                                          -----------  -----------  -----------
                                          -----------  -----------  -----------

NOTES TO FINANCIAL STATEMENTS
EXECUTIVE INVESTORS TRUST

At December 31, 1995, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                            BLUE CHIP    HIGH YIELD   INSURED TAX
                                                 FUND          FUND   EXEMPT FUND
                                          -----------  ------------   -----------
Aggregate cost..........................  $ 1,054,303  $15,334,908    $12,025,468
                                          -----------  ------------   -----------
                                          -----------  ------------   -----------
Unrealized appreciation.................  $   310,765  $   720,817    $ 1,170,726
Unrealized depreciation.................       12,690      612,089             --
                                          -----------  ------------   -----------
Net unrealized appreciation.............  $   298,075  $   108,728    $ 1,170,726
                                          -----------  ------------   -----------
                                          -----------  ------------   -----------

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Trust are officers and directors of its investment adviser, Executive Investors Management Company, Inc. ("EIMCO"), its underwriter, Executive Investors Corporation ("EIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's Individual Retirement Accounts. Officers and trustees received no remuneration from the Trust for serving in such capacities. Their remuneration (together with certain other expenses of the Trust) is paid by EIMCO or First Investors Corporation ("FIC"), an affiliated dealer.

The Investment Advisory Agreement provides as compensation to EIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The total advisory fees earned by EIMCO from all Funds was $285,922 of which $216,269 was waived. In addition, expenses of $22,404 were assumed by EIMCO.

Pursuant to certain state regulations, EIMCO has agreed to reimburse each Fund if and to the extent that each Fund's aggregate operating expenses, including the advisory fee but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to the Fund in those states (unless waivers of such limitation have been obtained). The amount of any such reimbursement is limited to the yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended December 31, 1995, EIC, as underwriter of the Trust, received $17,113 in commissions after allowing $11,245 to FIC and $112,534 to other dealers. Shareholder servicing costs consist of $26,057 in transfer agent fees and out of pocket expenses accrued to ADM, (of which $8,663 was waived by ADM) and $2,694 in custodian fees (of which $519 was waived by FFS).

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Fund pays a fee equal to .50% of its average net assets on an annualized basis each fiscal year, payable quarterly. The fee consists of a distribution fee and a service fee. The service fee is payable to the underwriter or other securities dealers for the ongoing servicing of their clients who are shareholders of any of the Funds.

4. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the High Yield Fund held one defaulted security with a value of $75,000 representing less than 1/2 of 1% of the High Yield Fund's net assets.

5. RULE 144A SECURITIES--Under rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may be resold to qualified institutional investors. At December 31, 1995, the High Yield Fund held eight 144A securities with an aggregate value of $1,001,850 representing 6.4% of the High Yield Fund's net assets. These securities are valued as set forth in Note 1A.

FINANCIAL HIGHLIGHTS
EXECUTIVE INVESTORS TRUST

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------------------------
                                                                        PER  SHARE  DATA
                                     ---------------------------------------------------------------------------------------
                                                   Income from Investment Operations
                                                 -------------------------------------
                                                                      Net
                                                                 Realized                 Less Distributions
                                     Net Asset                        and                        from
                                         Value                 Unrealized        Total   ---------------------
                                     ---------          Net   Gain (Loss)         from          Net        Net
                                     Beginning   Investment            on   Investment   Investment   Realized         Total
                                     of Period       Income   Investments   Operations       Income      Gains   Distributions
----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
-----------------------------------
5/17/90* to 12/31/90...............     $11.43         $.16         $(.52)       $(.36)        $.16        $--          $.16
1991...............................      10.91          .31          2.68         2.99          .30        .11           .41
1992...............................      13.49          .25           .30          .55          .26         --           .26
1993...............................      13.78          .23           .88         1.11          .23        .59           .82
1994...............................      14.07          .24          (.41)        (.17)         .22        .93          1.15
1995...............................      12.75          .30          4.30         4.60          .29        .74          1.03

HIGH YIELD FUND
-----------------------------------
3/24/87* to 12/31/87...............       9.60          .73         (1.12)        (.39)         .74         --           .74
1988...............................       8.47         1.22           .52         1.74         1.20         --          1.20
1989...............................       9.01         1.18         (1.25)        (.07)        1.20         --          1.20
1990...............................       7.74          .95         (1.84)        (.89)         .96         --           .96
1991...............................       5.89          .82          1.17         1.99          .78         --           .78
1992...............................       7.10          .80           .29         1.09          .76         --           .76
1993...............................       7.43          .72           .50         1.22          .76         --           .76
1994...............................       7.89          .70          (.87)        (.17)         .74         --           .74
1995...............................       6.98          .70           .58         1.28          .67         --           .67

INSURED TAX EXEMPT FUND
-----------------------------------
7/26/90* to 12/31/90...............      11.43          .22           .20          .42          .14         --           .14
1991...............................      11.71          .78           .72         1.50          .78        .04           .82
1992...............................      12.39          .74           .59         1.33          .72        .17           .89
1993...............................      12.83          .71          1.27         1.98          .72        .32          1.04
1994...............................      13.77          .68         (1.23)        (.55)         .69         --           .69
1995...............................      12.53          .72          1.80         2.52          .73        .28          1.01


(a)Annualized
*Commencement of operations
**Calculated without sales charges
+Some or all expenses have been waived or assumed from commencement of operations through December 31, 1995 (Note 3).

28                     See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
                                               ---------------------------------------------------------------------------
                                    ---------
                                                                                              Ratio to Average
                                                                                             Net Assets Before
                                                                      Ratio to Average Net
                                                                                                  Expenses
                                                                            Assets+          Waived or Assumed
                                    Net Asset                         --------------------  --------------------
                                        Value             Net Assets                   Net                   Net  Portfolio
                                    ---------     Total       End of            Investment            Investment  Turnover
                                       End of  Return**   Period (in  Expenses      Income  Expenses      Income      Rate
                                       Period       (%)   thousands)       (%)         (%)       (%)         (%)       (%)
--------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
-----------------------------------
5/17/90* to 12/31/90...............    $10.91     (6.02)(a)      $  313       --       2.74(a)     4.67(a)      (1.93)(a)       21
1991...............................     13.49     27.65          677       .03        2.58      3.72       (1.11)       31
1992...............................     13.78      4.13          786       .41        1.95      2.55        (.19)       50
1993...............................     14.07      8.13          956       .50        1.63      2.30        (.17)       47
1994...............................     12.75     (1.21)       1,041       .50        1.82      2.54        (.22)       89
1995...............................     16.32     36.30        1,427       .50        1.99      2.20         .29        33

HIGH YIELD FUND
-----------------------------------

3/24/87* to 12/31/87...............      8.47     (5.55)(a)       1,156       --       7.06(a)     1.78(a)       5.27(a)       27
1988...............................      9.01     21.31        9,205        --       13.63      2.14       11.49        56
1989...............................      7.74     (1.11)      20,335        --       13.61      1.82       11.79        36
1990...............................      5.89    (12.51)      11,683       .31       13.71      1.94       12.08        44
1991...............................      7.10     35.38       11,071       .95       12.22      2.17       11.00        40
1992...............................      7.43     16.89       10,491      1.29       10.72      2.10        9.90        83
1993...............................      7.89     17.04       14,231      1.34        9.49      1.95        8.88        89
1994...............................      6.98     (2.32)      15,142      1.33        9.45      1.88        8.90        53
1995...............................      7.59     19.08       15,672      1.35        9.50      1.90        8.95        69

INSURED TAX EXEMPT FUND
-----------------------------------

7/26/90* to 12/31/90...............     11.71      8.00(a)         653      .09(a)       4.41(a)     1.70(a)       2.79(a)        0
1991...............................     12.39     13.20        4,369       .12        6.23      2.41        3.94       112
1992...............................     12.83     11.03        5,875       .47        5.88      1.89        4.47       131
1993...............................     13.77     15.74        9,447       .50        5.29      1.68        4.11        97
1994...............................     12.53     (3.95)      10,363       .50        5.39      1.80        4.09       215
1995...............................     14.04     20.53       13,342       .50        5.35      1.74        4.11       147


(a)Annualized
*Commencement of operations
**Calculated without sales charges
+Some or all expenses have been waived or assumed from commencement of operations through December 31, 1995 (Note 3).

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Trustees of
Executive Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Executive Investors Blue Chip Fund, Executive Investors High Yield Fund and Executive Investors Insured Tax Exempt Fund (comprising Executive Investors Trust), as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Executive Investors Blue Chip Fund, Executive Investors High Yield Fund and Executive Investors Insured Tax Exempt Fund as of December 31, 1995, and the results of their operations, changes in their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 1996

EXECUTIVE INVESTORS TRUST

TRUSTEES
-------------------------------------------

JAMES J. COY

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

GEORGE V. GANTER
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary
SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
EXECUTIVE INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
EXECUTIVE INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Trust will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Trust's prospectus.

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

EXECUTIVE
INVESTORS
TRUST

Blue Chip Fund
High Yield Fund
Insured Tax Exempt Fund


ANNUAL
REPORT



DECEMBER 31, 1995


Vertically reading from bottom to top in the center of the page the words "EXECUTIVE INVESTORS" appear.

The following language appears to the left of the above language:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

EXECUTIVE INVESTORS TRUST
95 WALL STREET
NEW YORK, NY 10005



EIHY-107